                                                               EXHIBIT 31.1

                                 CERTIFICATION

         I, Martin E. Franklin, certify that:

1.       I have reviewed this quarterly report on Form 10-Q of Jarden
         Corporation;

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.       The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the
         registrant and have:

               a)        designed such disclosure controls and procedures, or
                         caused such disclosure controls and procedures to be
                         designed under our supervision, to ensure that material
                         information relating to the registrant, including its
                         consolidated subsidiaries, is made known to us by
                         others within those entities, particularly during the
                         period in which this report is being prepared;

               b)        evaluated the effectiveness of the registrant's
                         disclosure controls and procedures and presented in
                         this report our conclusions about the effectiveness of
                         the disclosure controls and procedures, as of the end
                         of the period covered by this report based on such
                         evaluation; and

               c)        disclosed in this report any change in the registrant's
                         internal control over financial reporting that occurred
                         during the registrant's most recent fiscal quarter (the
                         registrant's fourth fiscal quarter in the case of an
                         annual report) that has materially affected, or is
                         reasonably likely to materially affect, the
                         registrant's internal control over financial reporting;
                         and

5.        The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

               a)        all significant deficiencies and material weaknesses in
                         the design or operation of internal control over
                         financial reporting which are reasonably likely to
                         adversely affect the registrant's ability to record,
                         process, summarize and report financial information;
                         and

               b)        any fraud, whether or not material, that involves
                         management or other employees who have a significant
                         role in the registrant's internal control over
                         financial reporting.

Date:  November 8, 2004
                                               /s/ Martin E. Franklin
                                               ----------------------
                                               Martin E. Franklin
                                               Chief Executive Officer

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